SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20546

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 27, 2003

LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact Names of Registrants as Specified in Their Respective Charters)

MARYLAND	1-13130	23-7768996
PENNSYLVANIA	1-13132	23-2766549

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

65 Valley Stream Parkway, Suite 100 Malvern, Pennsylvania		19355

(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code:		(610) 648-1700

Item 7. Financial Statements and Other Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Proforma Financial Information

None

(c)	Exhibits

Exhibit
Number	Exhibit Title

99	Press Release by the Registrants, dated October 20, 2003, furnished in accordance with Item 9 and 12 of this Current Report on Form 8-K.

Item 9. Regulation FD Disclosure

     See Item 12, “Disclosure of Results of Operations and Financial Condition.”

Item 12. Results of Operations and Financial Condition.

     Furnished pursuant to Exhibit 99 of this Form 8-K is a Press Release of the Registrants, dated October 20, 2003 reporting third quarter 2003 financial results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

Dated: October 27, 2003	BY:	/s/ GEORGE J. ALBURGER, JR.

George J. Alburger, Jr. Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP

Dated: October 27, 2003	BY:	/s/ GEORGE J. ALBURGER, JR.

George J. Alburger, Jr. Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99	Press Release by the Registrants, dated October 20, 2003 furnished in accordance with Item 9 and 12 of this Current Report on Form 8-K.